UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           January 12, 2012

SMF ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:      (954) 308-4200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 12, 2012, SMF Energy Corporation (the “Company”) announced the declaration of a quarterly cash dividend of $0.01725 per share.  The cash dividend will be paid on March 9, 2012 to stockholders of record on February 14, 2012.  A copy of the press release announcing the dividend is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release of SMF Energy Corporation, dated January 12, 2012.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2012	SMF ENERGY CORPORATION

By: /s/ Steven R. Goldberg
Steven R. Goldberg Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SMF Energy Corporation, dated January 12, 2012.